PROSPECTUS SUPPLEMENT

Global X Funds

SUPPLEMENT DATED AUGUST 5, 2010

TO THE PROSPECTUS DATED JULY 16, 2010

1.	The following is added to the end of the section titled “Summary of Principal Risks” on page 9:

Exposure to Non-Lithium Markets: Although the Fund invests a large percentage of its assets in the securities of companies that are active in the exploration and/or mining of lithium, these companies may derive a significant percentage of their profits from other business activities including, for example, the production of fertilizers and/or specialty and industrial chemicals. As a result, the performance of these markets and the profits of these companies from such activities may significantly impact the Fund’s performance.

2.	The following is added to the end of the section titled “Additional Risks” on page 20:

Exposure to Non-Lithium Markets

Exposure to Non-Lithium Markets only applies to the Global X Lithium ETF.

Although the Fund invests a large percentage of its assets in the securities of companies that are active in the exploration and/or mining of lithium, these companies may derive a significant percentage of their profits from other business activities including, for example, the production of fertilizers and/or specialty and industrial chemicals. As a result, the performance of these markets and the profits of these companies from such activities may significantly impact the Fund’s performance.

3.	The following replaces the section titled “Information Regarding the Indexes and the Index Provider” on page 31:

Solactive Global Aluminum Index

The Solactive Global Aluminum Index tracks the performance of the largest and most liquid listed companies that are active in some aspect of the aluminum industry such as bauxite aluminum ore mining, production, or refinement. A specific capping methodology is used at the time of the semi-annual index review to seek to assure compliance with the rules governing the listing of financial products on exchanges in the United States. The index is calculated as a total return index in USD and adjusted semi-annually. The index is maintained by Structured Solutions AG.

Solactive Global Lithium Index

The Solactive Global Lithium Index tracks the performance of the largest and most liquid listed companies that are active in the exploration and/or mining of Lithium or the production of Lithium batteries. A specific capping methodology is used at the time of the semi-annual index review to seek to assure compliance with the rules governing the listing of financial products on exchanges in the United States. The index is calculated as a total return index in USD and adjusted semi-annually. The index is maintained by Structured Solutions AG.

Solactive Global Uranium Index

The Solactive Global Uranium Index tracks the performance of the largest and most liquid listed companies that are active in some aspect of the uranium mining industry such as mining, refining, exploration, or manufacturing of equipment for the uranium industry. A specific capping methodology is used at the time of the semi-annual index review to seek to assure compliance with the rules governing the listing of financial products on exchanges in the United States. The index is calculated as a total return index in USD and adjusted semi-annually. The index is maintained by Structured Solutions AG.

Structured Solutions AG (Structured Solutions) is a leading company in the structuring and indexing business for institutional clients. Structured Solutions runs the Solactive index platform (formerly S-BOX platform). Solactive indices are used by issuers worldwide as underlying indices for financial products. Structured Solutions cooperates with various stock exchanges and index providers worldwide, e.g. Karachi Stock Exchange, Shenzhen Securities Information Company and Dubai Gold & Commodities Exchange. Structured Solutions does not sponsor, endorse or promote any of the Funds and is not in any way connected to them and does not accept any liability in relation to their issue, operation and trading.

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